UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FORTINET, INC.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.envisionreports.com/FTNT or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice 049Z4C Important Notice Regarding the Availability of Proxy Materials for the Fortinet, Inc. Stockholder Meeting to be Held on June 12, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 10-K and Proxy Statement are available at: www.envisionreports.com/FTNT Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/FTNT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 2, 2026 to facilitate timely delivery. 2 N O T 049Z4C

Stockholder Meeting Notice Dear Fortinet, Inc. Stockholder: The 2026 Annual Meeting of Stockholders of Fortinet, Inc. (the “Company”) will be held on Friday, June 12, 2026 at 10:00 a.m. Pacific Time, virtually via the internet at meetnow.global/MX9VX2W. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be considered at the Annual Meeting: (1) To elect nine directors to serve for a term of one year until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. Nominees: — Ken Xie — Michael Xie — Kenneth A. Goldman — Ming Hsieh — Jean Hu — Janet Napolitano — Judith Sim — Admiral James Stavridis (Ret) — Derek Kan (2) Ratify the appointment of Deloitte & Touche LLP as Fortinet’s independent registered public accounting firm for the fiscal year ending December 31, 2026. (3) Advisory vote to approve named executive officer compensation, as disclosed in the Proxy Statement. The Board of Directors recommends a vote “FOR” all of the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3. The Board of Directors has fixed the close of business on April 17, 2026 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the 2026 Annual Meeting or any adjournment(s) or postponement(s) thereof. Stockholders of record as of April 17, 2026 are cordially invited and encouraged to attend the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/FTNT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Fortinet, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 2, 2026.